SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  July 9, 2003
                                                 --------------

                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     000-29053                  04-2751645
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(State or other jurisdiction        (Commission              (IRS employer
         of incorporation)           file number)            identification no.)


8000 Lee Highway, Falls Church, VA                                       22042
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code: (703) 205-0600
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
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     This Form 8-K is being filed pursuant to Rule 414 under the Securities Act of 1933, as amended (the "Securities Act") by YDI Wireless, Inc., a Delaware corporation ("YDI Wireless"), which is the successor to Telaxis Communications Corporation, a Massachusetts corporation ("Telaxis"), following a statutory merger effective on July 9, 2003 (the "Merger") for the purpose of changing Telaxis' jurisdiction of incorporation to Delaware. Prior to the Merger, YDI Wireless had no assets or liabilities other than nominal assets or liabilities. In connection with the Merger, YDI Wireless succeeded by operation of law to all of the assets and liabilities of Telaxis. The Merger was approved by the stockholders of Telaxis at a meeting for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     YDI Wireless, by virtue of this Form 8-K, expressly adopts the following registration statements of Telaxis as its own registration statements for all purposes of the Securities Act and the Exchange Act:

             1. The Registration Statement on Form S-8 (File No. 333-30450);
             2. The Registration Statement on Form S-8 (File No. 333-65568);
             3. The Registration Statement on Form S-8 (File No. 333-73318); and
             4. The Registration Statement on Form S-8 (File No. 333-104481).

Item 7. Exhibits.
        --------

         Number                                      Title
         ------                                      -----

          5.1            Opinion of Foley Hoag LLP.

         23.1            Consent of Foley Hoag LLP (included in Exhibit 5.1).


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                YDI WIRELESS, INC.


Dated: July 21, 2003            By:  /s/ David L. Renauld
                                     -------------------------------------------
                                     David L. Renauld
                                     Vice President, Legal and Corporate Affairs

                                  EXHIBIT INDEX


         Number                                      Title
         ------                                      -----

          5.1            Opinion of Foley Hoag LLP.

         23.1            Consent of Foley Hoag LLP (included in Exhibit 5.1).